UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07360

Monetta Trust
(Exact name of Registrant as specified in charter)

1776-A S. Naperville Road, Suite 100
Wheaton, IL 60189-5831
(Address of principal executive offices) (Zip code)

Robert S. Bacarella
1776-A S. Naperville Road, Suite 100
Wheaton, IL 60189-5831
(Name and address of agent for service)

(630) 462-9800
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2019

Date of reporting period:  December 31, 2019

Item 1. Reports to Stockholders.

Annual Report
December 31, 2019

Monetta Mutual Funds (No-Load)

Monetta Trust:
■ Monetta Fund
■ Monetta Core Growth Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (www.monetta.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-MONETTA or by sending an e-mail request to info@monetta.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-800-MONETTA or send an e-mail request to info@monetta.com to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

1-800-MONETTA	www.monetta.com

This Page Intentionally Left Blank

TABLE OF CONTENTS

Letter to Shareholders	5

Performance Highlights
Monetta Fund	6
Monetta Core Growth Fund	7

Disclosure of Fund Expenses	8

Schedules of Investments
Monetta Fund	9
Monetta Core Growth Fund	11

Financial Statements
Statements of Assets and Liabilities	12
Statements of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	17

Report of Independent Registered Public Accounting Firm	22

Other Information	23

Trustees & Officers	24

Notice to Shareholders	26

Principal Risks:
Mutual fund investing involves risk. Principal loss is possible. The Funds may make short-term investments, without limitation, for defensive purposes, which may provide lower returns than other types of investments. The portion of the Monetta Core Growth Fund that invests in underlying ETFs that track the S&P 500® Index (the “Index”) will be subject to certain risks which are unique to tracking the Index. By investing in ETFs, you will indirectly bear your share of any fees and expenses charged by the underlying funds, in addition to indirectly bearing the principal risks of the funds. The Monetta Core Growth Fund will invest approximately 50% of its net assets in funds that track the Index or other broad-based market indices that primarily include stocks of large capitalization U.S. companies, and your cost of investing will generally be higher than the cost of investing directly in the shares of the mutual funds that track an index, which will be subject to certain risks which are unique to tracking the Index. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility than larger companies. Please refer to the Funds’ prospectus for further details.

While the Funds are no-load, management and other expenses still apply.

Past performance is not a guarantee of future results.

Monetta Financial Services, Inc. (“MFSI” or the “Adviser”) is the investment adviser to the Monetta Funds. References to individual securities are the views of the Adviser at the date of this report and are subject to change. References are not a recommendation to buy or sell any security. Fund holdings and compositions are subject to change. MFSI and its affiliated officers, trustees and employees may, from time to time, have long or short positions in, and buy or sell, the securities of companies held, purchased or sold by the Monetta Funds. Current and future portfolio holdings are subject to risk. Please refer to the Schedules of Investments in this report for a complete list of Fund holdings.

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. It is not possible to invest directly in an index.

Earnings per share (“EPS”) is calculated as a company’s profit divided by the outstanding shares of its common stock. The higher a company’s EPS, the more profitable it is considered.

The forward price to earnings (“forward P/E”) ratio divides the current share price of a company by the estimated future (forward) EPS of that company.

Earnings growth is not a measure of the Funds’ future performance.

The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The summary and statutory prospectuses contains this and other important information about the investment company, and may be obtained by calling 1-866-964-4683, or visiting www.monetta.com. Read it carefully before investing.

Opinions expressed are those of the fund managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Distributor: Quasar Distributors, LLC.

Letter to Shareholders (Unaudited)

January 31, 2020

Dear Fellow Shareholders:

I am pleased to enclose your Fund’s annual report for the year ended December 31, 2019.

To the surprise of many investors, the stock market had a banner year in 2019, posting its biggest gain since 2013, as the S&P 500® Index rose 31.49%. The stock market was buoyed by moderate economic growth, low inflation, better-than-expected corporate earnings and an accommodative Fed that cut rates three times during the year. All the S&P 500® sectors posted double-digit gains in 2019, with the Technology and Health Care sectors performing the best, while the Energy sector trailed all other sectors with a gain of 11.8%. It is interesting to note that two stocks, Apple and Microsoft, accounted for 14.8% of the S&P 500® Index return.

During the year, the market climbed the proverbial “wall of worry” as concerns around global economic growth, disruptive trade wars and tariffs, geopolitical factors and impeachment issues dominated investors’ concerns. In spite of these headwinds the market hit 19 all-time highs during the year.

As stock prices trended higher, investors expressed increasing concern over valuation levels. The market ended the year trading at a forward price/earnings (P/E) multiple of 18.4X earnings. Although this P/E ratio is above average, it is well below the prior multiple peak level of 24X reached in the year 2000. Also, in terms of price appreciation, over the past five years ended December 31, 2019, the S&P 500® Index is up 61%. Comparing that appreciation to the 5-year 89% gain prior to the 2007 peak, and the 210% gain prior to the 2000 peak, suggests the market has more room to run.

Market Outlook 2020

The stock market outlook for 2020 looks bright to start the New Year. Stock market bulls believe that business investment, corporate earnings and global economic growth will trend higher in 2020. The anticipated growth is supported by accommodative Fed policy, higher consumer spending, low unemployment and higher wage growth. Stock market bears highlight risks associated with stock valuations, geopolitical uncertainties, trade/tariff negotiations, Brexit outcome and the upcoming U.S. elections. We continue to be generally optimistic about the prospects for equity returns in 2020. The U.S. economy remains strong, global markets are improving, company earnings are poised to surprise and there appears genuine progress on trade talks and various geo-political issues. The Presidential election outcome will be the marquee event, later in the year, which could lead to a shift in sector leadership and asset classes’ attractiveness.

Although we expect positive returns in 2020, it would appear unlikely that the markets will exceed the returns realized in 2019. We expect market gains to roughly mirror earnings per share growth, assuming no increase in market multiples. However, as long as the business cycle expands, the opportunity for excess returns is possible as earnings catch up with valuations. Typically a late-cycle expansion period has ended with investor euphoria and a stock price melt-up.

It is important to remember that bull markets do not end of old age. They typically end from imbalances in the economy as reflected in slower economic growth, excess inventory levels, higher inflation and a tightening Federal Reserve monetary policy. We can never know in advance just what will start a market correction, but it is these declines that create mispriced assets and attractive buying opportunities.

Following is information summarizing each Fund’s performance, specific holdings that enhanced or detracted from performance, top security holdings and investment strategy.

We thank you for being a valued shareholder and providing us with the opportunity to help you achieve your long-term investment goals.

Respectfully,

Robert S. Bacarella
President, Founder and Portfolio Manager

Performance Highlights (Unaudited)

Monetta Fund		Year ended December 31, 2019
Investment Objective:	Average Market Capitalization:	Total Net Assets:
Long-Term Capital Growth	$360.9 billion	$62.35 million

PERFORMANCE:	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
Monetta Fund	28.30%	13.90%	10.28%	10.74%
S&P 500® Index	31.49%	15.27%	11.70%	13.56%
Total Annual Operating Expenses*	1.39%

*	Source Prospectus dated April 30, 2019. Expense Ratio of 1.39% includes Acquired Fund Fees and Expenses of 0.02%. For the Fund’s current Expense Ratio, please refer to Page 15 of this Annual Report.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-MONETTA or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Fund and the S&P 500® Index, for the 10-year period ended December 31, 2019, with dividend and capital gains reinvested.

Portfolio Weightings(a):

Technology	31.9%
Financial	18.5%
Retail	17.6%
Capital Equipment	9.8%
Consumer Cyclical	7.9%
Healthcare	7.5%
Transportation	2.3%
Other(b)	4.5%

Top 5 Equity Holdings:

% of Net Assets
Amazon.com, Inc.	8.0%
MasterCard, Inc. - CL A	6.7%
Alphabet, Inc. - CL C	6.4%
Costco Wholesale Corp.	4.7%
Visa, Inc. - CL A	4.5%
Total Top 5 Equity Holdings:	30.3%

(a)	Portfolio weightings are subject to change daily and are calculated as a percentage of net assets.
(b)	Includes Money Market Funds and liabilities in excess of other assets.

Commentary

The Monetta Fund was up 28.30% for the year ended December 31, 2019. The Fund return lagged that of its benchmark index, the S&P 500® Index, which appreciated 31.49%. The variance of Fund performance to the benchmark was primarily due to specific holdings that failed to meet earnings expectations, resulting in double-digit price declines. Specifically, securities detracting from Fund performance included Baidu, Inc., Ulta Salon Cosmetics & Fragrance, Inc. and Wynn Resorts Ltd. These securities were sold to cut losses quickly with the proceeds reinvested in companies with more revenue and earnings stability.

Securities holdings that enhanced Fund performance included: MasterCard, Inc. – Class A, Advanced Micro Devices, Inc. and Apple, Inc., representing 6.70%, 2.43% and 3.77%, respectively, of the December 31, 2019 portfolio net assets.

As we progressed through the year, we gradually shifted to a more concentrated portfolio, emphasizing larger-capitalization growth companies with more consistent earnings and stability. New purchases during the year reflecting this shift include Lockheed Martin Corp., AT&T, Inc. and Walmart, Inc., representing 2.50%, 1.88% and 1.91%, respectively, of the year-end portfolio.

As we enter 2020, we believe the market will trend higher, but we have not ruled out the possibility of some sort of market pullback or correction. We expect investors to react to heightened political/economic uncertainties resulting in elevated levels of volatility. A key variable affecting the markets will be the outcome of the upcoming Presidential election. However, we do not envision any long-lasting market correction but rather more moderate pullbacks reflecting a continuation of this secular bull market, which we believe could last for many more years. Our investment focus in 2020 will be on companies with high-quality earnings and solid balance sheets, while trimming or avoiding those companies whose relative price strength lags that of the market suggesting extended valuation levels.

Performance Highlights (Unaudited)

Monetta Core Growth Fund		Year ended December 31, 2019
Investment Objective:	Average Market Capitalization:	Total Net Assets:
Long Term Capital Growth	$512.1 billion	$75.65 million

PERFORMANCE:	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
Monetta Core Growth Fund	32.58%	15.62%	11.54%	13.73%
S&P 500® Index	31.49%	15.27%	11.70%	13.56%
Total Annual Operating Expenses*	1.20%

*	Source Prospectus dated April 30, 2019. Expense Ratio of 1.20% includes Acquired Fund Fees and Expenses of 0.03%. For the Fund’s current Expense Ratio, please refer to Page 16 of this Annual Report.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-MONETTA or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Core Growth Fund and the S&P 500® Index, for the 10-year period ended December 31, 2019, with dividend and capital gains reinvested.

Portfolio Weightings(a):

Exchange Traded Funds	48.5%
Financial	17.1%
Technology	14.3%
Retail	7.8%
Healthcare	6.9%
Transportation	2.4%
Capital Equipment	1.5%
Other(c)	1.5%

Top 5 Equity Holdings(b):

% of Net Assets
Microsoft Corp.	6.3%
MasterCard, Inc. - CL A	5.9%
Alphabet, Inc. - CL C	5.3%
Amazon.com, Inc.	4.9%
Amarin Corp. - ADR	3.8%
Total Top 5 Equity Holdings:	26.2%

(a)	Portfolio weightings are subject to change daily and are calculated as a percentage of net assets.
(b)	Excludes Exchange Traded Funds.
(c)	Includes Money Market Funds and liabilities in excess of other assets.

Commentary

The Monetta Core Growth Fund was up 32.58% for the year ended December 31, 2019. The Fund return exceeded that of its benchmark index, the S&P 500® Index, which rose 31.49%. The Fund benefited from its holding in exchange traded funds (“ETF”s) that track the index returns and also from the excess return opportunities by investing in large-capitalization growth stocks with solid and improving profitability. Longer term, the Fund’s annualized return since inception, December 12, 2006, is 11.54%, which compared favorably to the 8.82% return of the S&P 500® Index over the same time period, ending December 31, 2019.

Specific security holdings that enhanced Fund performance during the year included: MasterCard, Inc., Microsoft Corp. and Alphabet, Inc. – Class C, representing 5.92%, 6.25% and 5.30%, respectively, of the December 31, 2019 portfolio net assets. The Fund generally benefited from its holdings in the technology sector, which was the top-performing sector in 2019.

Detracting from Fund performance were investments in Qualcomm, Inc., Illumina, Inc. and Schlumberger Ltd., all of which were sold during the year. These companies did not meet or exceed analyst expectations and generally provided lackluster guidance.

Solid performance of the Fund’s core holdings resulted in a low Fund annual portfolio turnover rate of 6.7%.

As we enter 2020, we believe the Fund is positioned to benefit from its well-diversified and cost-effective ETFs holdings and investments in quality growth companies in the technology and financial sectors. The ETF investments provide ballast to long-term Fund performance, while the investments in quality growth companies provide the opportunity to exceed market returns. We continue to believe that the secular bull market that began in 2009 will continue into 2020 as corporate earnings continue to trend higher. The marquee event that will impact market performance later this year will be the outcome of the Presidential election.

Disclosure of Fund Expenses (Unaudited)	Period Ended December 31, 2019

As a shareholder of a mutual fund, you incur ongoing costs, including investment advisory fees; distribution expense (Monetta Core Growth Fund); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent semi-annual period, July 1, 2019 - December 31, 2019.

ACTUAL EXPENSES
The table below provides information about actual account values and actual expenses. The Example below includes, but is not limited to, investment advisory fees, distribution expense, accounting, custodian and transfer agent fees. However, the Example below does not include portfolio trading commissions and related expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The table below also provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical information is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD(a)	ANNUALIZED
	7/1/19	12/31/19	7/1/19-12/31/19	EXPENSE RATIO
ACTUAL
Monetta Fund	$1,000.00	$1,094.90	$7.50	1.42%
Monetta Core Growth Fund	1,000.00	1,112.70	6.66	1.25%

HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
Monetta Fund	$1,000.00	$1,018.05	$7.22	1.42%
Monetta Core Growth Fund	1,000.00	1,018.90	6.36	1.25%

(a)	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Schedule of Investments	December 31, 2019

Monetta Fund

COMMON STOCKS - 95.5%
NUMBER OF SHARES		VALUE
Capital Equipment - 9.8%
Aerospace & Defense-6.7%
6,000	Boeing Co.	$1,954,560
3,800	General Dynamics Corp.	670,130
4,000	Lockheed Martin Corp.	1,557,520
		4,182,210
Pollution Control-3.1%
17,000	Waste Management, Inc.	1,937,320

Consumer Cyclical - 7.9%
Apparel Manufacturing-1.8%
11,000	NIKE, Inc. - CL B	1,114,410

Auto & Truck Parts-1.0%
15,000	Johnson Controls
	International PLC	610,650

Housing Related-1.6%
21,000	Masco Corp.	1,007,790

Media-Radio/TV-3.5%
15,000	Walt Disney Co.	2,169,450

Financial - 18.5%
Bank-Money Center-7.3%
70,000	Bank of America Corp.	2,465,400
15,000	JPMorgan Chase & Co.	2,091,000
		4,556,400
Finance-Miscellaneous-11.2%
14,000	MasterCard, Inc. - CL A	4,180,260
15,000	Visa, Inc. - CL A	2,818,500
		6,998,760
Healthcare - 7.5%
Healthcare-Biomedical/Genetic-2.9%
85,000	Amarin Corp. - ADR *	1,822,400

Healthcare-Patient Care-2.4%
5,000	UnitedHealth Group, Inc.	1,469,900

Healthcare-Product-2.2%
12,000	Medtronic PLC	1,361,400

Retail - 17.6%
Retail-Major Chain-6.6%
10,000	Costco Wholesale Corp.	2,939,200
10,000	Walmart, Inc.	1,188,400
		4,127,600
Retail-Restaurant-3.0%
5,000	McDonald’s Corp.	988,050
10,000	Starbucks Corp.	879,200
		1,867,250
Retail-Specialty-8.0%
2,700	Amazon.com, Inc. *	4,989,168

Technology - 31.9% #
Computer Data Storage-3.8%
8,000	Apple, Inc.	2,349,200

Computer-Software-5.5%
6,200	Automatic Data
	Processing, Inc.	1,057,100
15,000	Microsoft Corp.	2,365,500
		3,422,600
Electronic-Semiconductor-6.6%
33,000	Advanced Micro
	Devices, Inc. *	1,513,380
14,000	Micron Technology, Inc. *	752,920
8,000	NVIDIA Corp.	1,882,400
		4,148,700
Internet-12.1%
8,000	Akamai
	Technologies, Inc. *	691,040
3,000	Alphabet, Inc. - CL C *	4,011,060
10,000	Facebook, Inc. - CL A *	2,052,500
50,000	Snap, Inc. - CL A*	816,500
		7,571,100
Telecommunication Service-3.9%
30,000	AT&T, Inc.	1,172,400
27,500	Comcast Corp. - CL A	1,236,675
		2,409,075

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2019

Monetta Fund (Continued)

NUMBER OF SHARES	VALUE
Transportation - 2.3%
Railroad-2.3%
8,000	Union Pacific Corp.	$1,446,320

Total Common Stocks
(Cost $35,561,557)	59,561,703

MONEY MARKET FUNDS - 4.6%
First American
Government
Obligations Fund -
2,874,131	Class X, 1.51% ^	2,874,131

Total Money Market Funds
(Cost $2,874,131)	2,874,131

Total Investments
(Cost $38,435,688) - 100.1%	62,435,834

Liabilities in Excess of
Other Assets - (0.1)%	(87,365)
TOTAL NET ASSETS - 100.0%	$62,348,469

ADR - American Depositary Receipt

PLC - Public Limited Company

*	Non-Income Producing.

#	As of December 31, 2019, the Monetta Fund had a significant portion of its assets invested in this sector and therefore is subject to additional risk. See Note 6 in Notes to Financial Statements.

^	Rate shown is the seven-day effective yield at December 31, 2019.

Industry classification provided by William O’Neil & Co., Inc.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2019

Monetta Core Growth Fund
COMMON STOCKS - 50.0%
NUMBER OF SHARES		VALUE
Capital Equipment - 1.5%
Aerospace & Defense-1.5%
3,500	Boeing Co.	$1,140,160

Financial - 17.1%
Bank-Money Center-7.4%
80,000	Bank of America Corp.	2,817,600
20,000	JPMorgan Chase & Co.	2,788,000
		5,605,600
Finance-Miscellaneous-9.7%
15,000	MasterCard, Inc. - CL A	4,478,850
15,000	Visa, Inc. - CL A	2,818,500
		7,297,350
Healthcare - 6.9%
Healthcare-Biomedical/Genetic-3.8%
135,000	Amarin Corp. - ADR *	2,894,400

Healthcare-Patient Care-3.1%
8,000	UnitedHealth Group, Inc.	2,351,840

Retail - 7.8%
Retail-Major Chain-2.9%
7,500	Costco Wholesale Corp.	2,204,400

Retail-Specialty-4.9%
2,000	Amazon.com, Inc. *	3,695,680

Technology - 14.3%
Computer Data Storage-2.7%
7,000	Apple, Inc.	2,055,550

Computer-Software-6.3%
30,000	Microsoft Corp.	4,731,000

Internet-5.3%
3,000	Alphabet, Inc. - CL C *	4,011,060

Transportation - 2.4%
Railroad-2.4%
10,000	Union Pacific Corp.	1,807,900

Total Common Stocks
(Cost $16,071,460)		37,794,940

EXCHANGE TRADED FUNDS - 48.5%
25,000	iShares Core S&P 500	8,081,000
55,000	SPDR S&P 500 Trust	17,702,300
37,000	Vanguard S&P 500	10,944,600

Total Exchange Traded Funds
(Cost $19,159,384)		36,727,900

MONEY MARKET FUNDS - 1.7%
	First American
	Government
	Obligations Fund -
1,306,342	Class X, 1.51% ^	1,306,342

Total Money Market Funds
(Cost $1,306,342)		1,306,342

Total Investments
(Cost $36,537,186) - 100.2%		75,829,182
Liabilities in Excess
of Other Assets - (0.2)%		(175,016)

TOTAL NET ASSETS - 100.0%		$75,654,166

ADR - American Depositary Receipt

*	Non-Income Producing.

^	Rate shown is the seven-day effective yield at December 31, 2019.

Industry classification provided by William O’Neil & Co., Inc.˚

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities	December 31, 2019

		Monetta Core
	Monetta Fund	Growth Fund
Assets:
Investments at value(a)	$62,435,834	$75,829,182
Receivables:
Interest and dividends	41,140	88,903
Fund shares sold	—	29,735
Prepaid expenses	11,346	20,838
Total Assets	62,488,320	75,968,658

Liabilities:
Payables:
Investment advisory fees (Note 2)	49,747	35,230
Distribution fees (Note 5)	—	52,206
Fund shares redeemed	—	102,698
Accrued trustee fees	4,858	7,935
Accrued compliance fees	2,998	4,199
Accrued transfer agent fees	31,809	54,047
Accrued fund administration fees	12,700	15,328
Accrued audit fees	15,500	17,004
Accrued other expenses	22,239	25,845
Total Liabilities	139,851	314,492
Net Assets	$62,348,469	$75,654,166

Analysis of net assets:
Paid-in capital	37,971,840	30,008,846
Total distributable earnings	24,376,629	45,645,320
Net Assets	$62,348,469	$75,654,166

(a) Investments at cost	$38,435,688	$36,537,186

Shares of beneficial interest issued outstanding	2,888,571	3,294,615

Net asset value, offering price and redemption price per share	$21.58	$22.96

The accompanying notes are an integral part of these financial statements.

Statements of Operations	For The Year Ended
December 31, 2019

		Monetta Core
	Monetta Fund	Growth Fund
Investment income and expenses:
Investment income:
Interest	$91,282	$39,770
Dividends	622,889	1,237,514
Total investment income	714,171	1,277,284

Expenses:
Investment advisory fees (Note 2)	563,958	473,033
Distribution fees (Note 5)	—	215,015
Transfer agent fees	89,660	168,595
Administration fees	37,567	42,674
Accounting fees	28,521	28,005
State registration fees	24,960	32,256
Compliance fees	18,471	27,231
Trustee fees	16,799	25,298
Audit fees	15,498	17,002
Legal fees	10,569	14,696
Printing and postage fees	10,047	12,590
Custodian fees	8,039	15,275
Other expenses	6,735	9,925
Total expenses	830,824	1,081,595
Net investment income (loss)	(116,653)	195,689

Realized and unrealized gain on investments:
Net realized gain on investments	755,987	12,477,350
Net change in unrealized appreciation/depreciation of investments	13,870,834	10,781,716
Net realized and unrealized gain on investments	14,626,821	23,259,066
Net increase in net assets from operations	$14,510,168	$23,454,755

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	For The Years Ended
December 31,

			Monetta Core
	Monetta Fund		Growth Fund
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(116,653)	$(180,295)	$195,689	$295,408
Net realized gain on investments	755,987	2,403,124	12,477,350	21,670,824
Net change in unrealized appreciation/
depreciation of investments	13,870,834	(3,894,130)	10,781,716	(23,116,390)
Net increase (decrease) in
net assets from operations	14,510,168	(1,671,301)	23,454,755	(1,150,158)

Distributions:
Total distributions to shareholders	—	(4,580,807)	(5,425,713)	(17,123,864)

Capital transactions (Note 3):
Proceeds from shares sold	458,989	769,078	12,473,959	24,110,076
Net asset value of shares issued
through dividend reinvestment	—	4,424,649	5,127,582	16,209,500
Cost of shares redeemed	(5,431,784)	(4,093,700)	(37,616,197)	(90,250,694)

Increase (Decrease) in net assets
from capital transactions	(4,972,795)	1,100,027	(20,014,656)	(49,931,118)
Total increase (decrease)
in net assets	9,537,373	(5,152,081)	(1,985,614)	(68,205,140)

Net assets at beginning of year	$52,811,096	$57,963,177	$77,639,780	$145,844,920

Net assets at end of year	$62,348,469	$52,811,096	$75,654,166	$77,639,780

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Monetta Fund

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
For a share outstanding	December 31,	December 31,	December 31,	December 31,		December 31,
throughout the year:	2019	2018	2017	2016		2015

Net asset value at beginning of year	$16.82	$18.89	$16.93	$16.28		$17.68

Investment Operations:
Net investment income (loss)(a)	(0.04)	(0.06)	(0.06)	0.00	(b)	(0.02)
Net realized and unrealized gain (loss)
on investments	4.80	(0.44)	3.28	1.13		0.64

Total from investment operations	4.76	(0.50)	3.22	1.13		0.62

Less Distributions:
From net investment income	—	—	—	(0.00	)(b)	—
From net realized gains	—	(1.57)	(1.26)	(0.48)		(2.02)

Total distributions	—	(1.57)	(1.26)	(0.48)		(2.02)

Net asset value at end of year	$21.58	$16.82	$18.89	$16.93		$16.28

Total return	28.30%	-3.36%	19.19%	6.98%		3.19%
Ratios to average net assets:
Expenses - Net	1.40%	1.37%	1.40%	1.45%		1.40%
Expenses - Gross	1.40%	1.37%	1.40%	1.45%		1.40%
Net investment income (loss)	(0.20)%	(0.31)%	(0.33)%	0.01%		(0.11)%
Portfolio turnover	61.8%	128.8%	122.9%	120.2%		146.2%
Net assets (in thousands)	$62,348	$52,811	$57,963	$54,497		$53,709

(a)	The per share amounts are calculated using the weighted average number of shares outstanding during the year.
(b)	Rounds to zero.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Monetta Core Growth Fund

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
For a share outstanding	December 31,	December 31,		December 31,	December 31,	December 31,
throughout the year:	2019	2018		2017	2016	2015

Net asset value at beginning of year	$18.64	$24.00		$20.26	$18.99	$20.65

Investment Operations:
Net investment income(a)	0.05	0.06		0.07	0.11	0.09
Net realized and unrealized gain (loss)
on investments	5.96	(0.94	)(d)	4.58	1.81	0.25

Total from investment operations	6.01	(0.88)		4.65	1.92	0.34

Less Distributions:
From net investment income	(0.06)	(0.07)		(0.07)	(0.12)	(0.09)
From net realized gains	(1.63)	(4.41)		(0.84)	(0.53)	(1.91)

Total distributions	(1.69)	(4.48)		(0.91)	(0.65)	(2.00)

Net asset value at end of year	$22.96	$18.64		$24.00	$20.26	$18.99

Total return	32.58%	-5.30%		23.10%	10.16%	1.40%
Ratios to average net assets:
Expenses - Net(b)	1.26%	1.17%		1.16%	1.22%	1.18%
Expenses - Gross(b)	1.26%	1.17%		1.16%	1.22%	1.18%
Net investment income(b)(c)	0.23%	0.23%		0.33%	0.58%	0.42%
Portfolio turnover	6.7%	28.1%		36.1%	41.9%	51.1%
Net assets (in thousands)	$75,654	$77,640		$145,845	$116,972	$120,150

(a)	The per share amounts are calculated using the weighted average number of shares outstanding during the year.
(b)	The ratios of expenses and net investment income do not include the Fund’s proportionate share of expense and income of the underlying investment companies in which it invests.
(c)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which it invests.
(d)
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the year.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	December 31, 2019

1.	SIGNIFICANT ACCOUNTING POLICIES:

Monetta Trust (the “Trust”) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The following funds, collectively referred to as the Funds, are series of the Trust:

Monetta Fund. The primary objective of this Fund is long-term capital growth. The Fund seeks this objective by investing primarily in equity securities believed to have growth potential. The Fund presently invests primarily in large capitalization growth companies.

Monetta Core Growth Fund. The objective of this Fund is long-term capital growth. The Fund seeks this objective by investing approximately 50% of its assets in exchange traded funds (“ETF”s) and other funds seeking to track the S&P 500® Index or other broad-based market indices that primarily include stocks of large capitalization U.S. companies and the remainder of its assets in common stocks of individual companies that Monetta Financial Services, Inc., (the “Adviser”) considers to be high quality well-known companies that produce products or provide services that are recognized by many investors.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

(a) Securities Valuation

Equity securities, including American Depositary Receipts (“ADR”s) and ETFs are stated at fair value, based on the official closing price as of the time of valuation.  If there is no official closing price of a security on the valuation date, the security is valued at the mean between the most recent bid and ask quotation, in each case on the principal exchange or market on which that security is traded. If there are no reported sales and no reported bid quotations for a security on a valuation date, or it is not traded on an exchange, the securities are “fair valued” in accordance with the Funds’ Fair Value Procedures. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Other securities traded over-the-counter shall be valued at the official closing price. If there is no official closing price, the security is valued at the most recent mean quotation.  Investments in registered open-end management companies, including money market funds, will be valued based on the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available or are deemed unreliable are valued at their fair value in accordance with procedures established by the Board of Trustees (“Board”). In determining the fair value of a security, the Adviser and the Board shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and duration of restrictions, if any, on the disposition of the security; (ii) fundamental analytical data relating to the security; (iii) evaluation of the forces that influence the market in which the security is traded; (iv) information as to any transactions in or offers for the security; (v) the existence of any merger proposal, tender offer or other extraordinary events relating to the security; (vi) the price and extent of public trading in similar securities of the issuer or of comparable companies; and (vii) any other methodologies and factors that they consider appropriate.

(b) Use of Estimates

The preparation of financial statements, in conformity with U.S. GAAP, requires the Funds’ management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from those estimates.

(c) General

Security transactions are accounted for on a trade date basis. Daily realized gains and losses from security transactions are reported on the specific lot identification basis. Interest income is recorded daily on the accrual basis and dividend income on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations. Any distributions received from investments in ETFs which represent long-term capital gains are recorded by the Funds as a realized gain.

Notes to Financial Statements (continued)	December 31, 2019

(d) Expenses

Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are allocated to the Funds on several bases, including relative net assets of all the Funds within the Monetta Trust.

(e) Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for federal income taxes is required. As of and during the year ended December 31, 2019, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the year ended December 31, 2019, the Funds did not have any liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of and during the year ended December 31, 2019, the Funds did not incur any interest and penalties. The Funds are not subject to examination by U.S. tax authorities for tax years prior to the fiscal year ended December 31, 2016.

The Funds will utilize capital loss carry forwards as allowable, to minimize certain distributions of capital gains. The Funds intend to utilize provisions of the federal income tax laws which allow them to carry realized losses forward indefinitely and retain their character as either short-term or long-term capital losses. At December 31, 2019, there were no loss carryforwards.

Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales. At December 31, 2019, the Funds had no post-October capital losses which were realized after October 31, 2019 and deferred for tax purposes to January 1, 2020.

(f) Distributions of Incomes and Gains

Distributions to shareholders are recorded by the Funds on the ex-dividend date. Due to inherent differences in the characterization of short-term capital gains under U.S. GAAP, and for federal income tax purposes, the amount of distributable net investment income for book and federal income tax purposes may differ.

Additionally, U.S. GAAP requires certain components of net assets relating to permanent difference be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended December 31, 2019, the Monetta Fund increased distributable earnings by $68,383 and decreased paid-in capital by $68,383. These adjustments were made due to the loss of the Fund’s net operating loss. For the fiscal year ended December 31, 2019, Monetta Core Growth Fund decreased distributable earnings by $1,618,213 and increased paid-in capital by $1,618,213. These adjustments were made due to a dividend reclass and the use of equalization for the Fund.

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at December 31, 2019, were as follows:

	Monetta	Monetta Core
	Fund	Growth Fund
Aggregate Gross Appreciation	$24,243,366	$39,382,555
Aggregate Gross Depreciation	(331,541)	(90,559)
Net Unrealized Appreciation	23,911,825	39,291,996
Federal income Tax Cost	$38,524,009	$36,537,186

As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:

	Monetta	Monetta Core
	Fund	Growth Fund
Undistributed Ordinary Income	$—	$427
Undistributed Long-Term Capital Gain	464,804	6,352,897
Net Unrealized Appreciation	23,911,825	39,291,996
Total Distributable Earnings	$24,376,629	$45,645,320

Notes to Financial Statements (continued)	December 31, 2019

The tax character of distributions paid during the years ended December 31, 2019 and 2018 were as follows:

	Monetta	Monetta Core
	Fund	Growth Fund
2019
Ordinary Income*	$—	$629,204
Long-Term Capital Gain	—	4,796,509
Total Distributions to Shareholders	$—	$5,425,713

	Monetta	Monetta Core
2018	Fund	Growth Fund

Ordinary Income*	$1,663,706	$1,057,031
Long-Term Capital Gain	2,917,101	16,066,833
Total Distributions to Shareholders	$4,580,807	$17,123,864

* For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
(g) Fair Value Measurements

In accordance with ASC 820-10, fair value is defined as the price that a Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820-10 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of each Fund’s investments. The inputs are summarized in the three broad Levels listed below.

•	Level 1 - unadjusted quoted prices in active markets for identical investments;

•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.);

•	Level 3 - significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes each respective Fund’s investments at December 31, 2019, based on the inputs used to value them:

INVESTMENTS IN SECURITIES
Type of Investments	Level 1	Level 2	Level 3	Total
Monetta Fund
Common Stocks	$59,561,703	$—	$—	$59,561,703
Money Market Funds	$2,874,131	$—	$—	$2,874,131
FUND TOTAL	$62,435,834	$—	$—	$62,435,834
Monetta Core Growth Fund
Common Stocks	$37,794,940	$—	$—	$37,794,940
Exchange Traded Funds	$36,727,900	$—	$—	$36,727,900
Money Market Funds	$1,306,342	$—	$—	$1,306,342
FUND TOTAL	$75,829,182	$—	$—	$75,829,182

Refer to each Fund’s Schedule of Investments for further information on the classification of investments.

Notes to Financial Statements (continued)	December 31, 2019

2.	RELATED PARTIES:

Robert S. Bacarella is an officer and trustee of the Funds and also an officer, director and majority shareholder of the Adviser. Robert J. Bacarella is an officer of the Funds and also an officer of the Adviser. For the year ended December 31, 2019, remunerations required to be paid to all interested trustees have been directly paid by the Adviser. Fees paid to independent trustees have been directly paid by the Funds.

Each Fund pays the Adviser a monthly investment advisory fee, based upon the average net assets of each Fund, which is calculated and accrued daily.

The Monetta Fund pays the Adviser based on an annual rate of 0.95% for the first $300 million in net assets, 0.90% for the next $200 million in net assets, and 0.85% for net assets over $500 million. The Monetta Core Growth Fund pays the Adviser based on an annual rate of 0.55% on all net assets. From these fees the Adviser pays for all necessary office facilities, equipment and personnel for managing the assets of each Fund.

3.	CAPITAL STOCK AND SHARE UNITS:

There is an unlimited number of “no par value” shares of beneficial interest authorized for each series of the Trust.

	Monetta	Monetta Core
	Fund	Growth Fund
2018 Beginning Shares	3,068,767	6,075,861
Shares sold	40,282	976,703
Shares issued upon dividend reinvestment	240,732	791,680
Shares redeemed	(209,977)	(3,679,371)
Net increase (decrease) in shares outstanding	71,037	(1,910,988)
2019 Beginning Shares	3,139,804	4,164,873
Shares sold	23,498	580,986
Shares issued upon dividend reinvestment	—	231,520
Shares redeemed	(274,731)	(1,682,764)
Net increase (decrease) in shares outstanding	(251,233)	(870,258)
2019 Ending Shares	2,888,571	3,294,615

4.	PURCHASES AND SALES OF INVESTMENT SECURITIES:

The cost of purchases and proceeds from sales of securities for the year ended December 31, 2019, excluding short-term securities were:

	U.S. Government		Other Investment
	Securities		Securities

	Purchases	Sales	Purchases	Sales
Monetta Fund	$—	$—	$34,198,792	$40,268,901
Monetta Core Growth Fund	—	—	5,546,060	31,430,361

5.	DISTRIBUTION PLAN:

The Trust and its shareholders have adopted a service and distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan permits the participating Fund to pay certain expenses associated with the distribution of its shares. Annual fees under the Plan of up to 0.25% of average daily net assets for the Monetta Core Growth Fund are accrued daily. The Funds’ distributor is Quasar Distributors, LLC (“ Quasar”).  On November 25, 2019, U.S. Bancorp, the parent company of Quasar, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC such that Quasar will become a wholly-owned broker-dealer subsidiary of Foreside. The transaction is expected to close by the end of March 2020. Quasar will remain the Fund’s distributor at the close of the transaction, subject to Board approval.

Notes to Financial Statements (continued)	December 31, 2019

6.	SECTOR RISK:

As of December 31, 2019, the Monetta Fund had a significant portion of its assets invested in the technology sector. The technology sector may be more sensitive to changes in domestic and international competition, economic cycles, financial resources, personnel availability, rapid innovation and intellectual property issues.

7.	ETF RISK:

As of December 31, 2019, the Monetta Core Growth Fund had a significant portion of its assets invested in ETFs. ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like a common stock and represents a portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

8.	CONTROL OWNERSHIP:

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2019, Charles Schwab & Co., for the benefit of its customers, owned 36.76% of the outstanding shares of the Monetta Core Growth Fund.

Report of Independent Registered Public Accounting Firm	December 31, 2019

To the Shareholders and Board of Trustees of
Monetta Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Monetta Trust comprising Monetta Fund and Monetta Core Growth Fund (the “Funds”) as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2013.

COHEN & COMPANY, LTD.
Chicago, Illinois
February 21, 2020

Other Information (Unaudited)	December 31, 2019

BOARD APPROVAL OF ADVISORY AGREEMENTS
At an in-person meeting held on November 15, 2019, the Board considered the renewal of two separate investment advisory agreements. One between the Trust, on behalf of the Monetta Fund and the Adviser, and another between the Trust, on behalf of the Core Growth Fund and the Adviser. Both advisory agreements are required to be renewed on or before December 2, 2019, by a majority of the Trustees who are not interested persons of the Funds, voting in person, and at a meeting called for the specific purpose of approving this agreement.

The Board was presented with relative performance, fees, expenses, asset size and other information in connection with the continuation of each advisory agreement. The Board received a memorandum from Thompson Hine, counsel to the Trust and those Trustees who are not interested persons of the Trust, outlining the legal standards applicable to the renewal and continuation of an investment advisory agreement under the 1940 Act. The Board was informed that Thompson Hine had submitted a request for information from the Adviser, on behalf of the Board, pursuant to Section 15(c) of the 1940 Act, a copy of which is included with the Materials. Furthermore, the Board was provided with responsive information from the Adviser regarding each Fund prior to the Meeting being held. The Board fully reviewed the advisory agreements and materials considered relevant in connection with the renewal of each agreement, as set forth below.

In the approval of advisory fees and other expenses to be paid by the Funds, and the advisory agreements themselves, the Board considered the following factors (no single one of which was determinative): the management and advisory needs of the Funds, the nature and quality of the services provided by the Adviser in relation to the fee paid, the profitability to the Adviser (including an analysis of the Adviser’s cost of providing services), whether the Adviser is enjoying economies of scale and are sharing the benefits of such economies with fund shareholders, whether comparative expense ratios and fee rates are higher or lower than those of other similar funds, and the fall-out benefits to the Adviser from managing the Funds (i.e. indirect revenues to the Adviser attributable in some way to the existence of the Funds).

The Board discussed the nature, extent, and quality of services provided by the Adviser. Mr. Davalla, Esq. of Thompson Hine noted there were no changes to Adviser personnel, key risks to the Funds remained static, the Funds had an insurance policy and there were no regulatory or compliance issues with the Funds. Mr. Davalla mentioned the Adviser was considering the addition of an analyst to the firm.

The Board was presented with performance information for each Fund in comparison to each Fund’s benchmark, Morningstar category average and peer grouping. Mr. Davalla stated the performance was in line with their large-cap growth peers. The Board also reviewed information in connection with the advisory fee and net expense ratios for each Fund versus their respective peer grouping as set forth in the Materials. The Trustees noted that the advisory fee for the Monetta Fund was higher than its peer group average but within the range of the peer group. The Board then reviewed that the Core Growth Fund’s advisory fee was below its peer group average.

The Board considered the cost of services and profitability of the Adviser, giving consideration to the Adviser’s continued ability to provide quality investment management services to the Funds in view of the total net assets of the Fund complex. The Board discussed the total revenues received from each Fund and the Adviser’s profitability with respect to each Fund. Mr. Bacarella confirmed the Adviser continues to perform their own independent analysis with regard to stock selection for the Funds and does not rely on a “model” or algorithm during stock selection.

The Board determined the revenue and profits of the Adviser were both reasonable and appropriate. They found the advisory fee for each Fund to be reasonable in light of the nature, quality and extent of the services being provided to each Fund, the size of each Fund and the costs incurred by the Adviser in providing such services. They also found the fee structure for the Core Growth Fund reasonable given the nature and type of securities held by the Fund. The Board determined the break points in the fee schedule for the Monetta Fund were reasonably likely to allow the shareholders of the Fund to share in economies of scale as the Fund grows.

No single factor was determinative of the Board’s decision to approve the renewal of the Advisory Agreements; rather, the Board based its determination on the total mix of information available. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the renewal of the Advisory Agreements, including the compensation payable under the agreements, were fair and reasonable to the Funds.  The Board, including a majority of the Independent Trustees, therefore determined that the approval of the renewal of the Advisory Agreements was in the best interest of each Fund and its shareholders.

Trustees & Officers (Unaudited)	December 31, 2019

Name (Birth Year) (Funds Overseen)		Other Directorships
Mailing Address		Held by Trustees
Position(s) with Trust	Principal Occupation(s)	During the
Term of Position	During the Past Five Years	Past Five Years

Independent (“Disinterested”) Trustees:

John L. Guy (1952) (2 Funds)	EVP & Director of Business Banking,	None.
1776-A S. Naperville Rd., Suite 100	Webster Bank since 2010
Wheaton, IL 60189-5831

Trustee since 1993;
Indefinite Term

Independent Chairman since 2014;
Indefinite Term

Marlene Z. Hodges (1948) (2 Funds)	EVP & CFO, Orchard Village (non-profit	None.
1776-A S. Naperville Rd., Suite 100	organization) since 2012
Wheaton, IL 60189-5831
Founder and CEO of Marlene Z. Hodges,
Trustee since 2001;	LLC, a consultancy providing financial
Indefinite Term	guidance to non-profits, since 2011.

Patricia J. Luscombe (1961) (2 Funds)	Managing Director of the Valuations	Trustee;
1776-A S. Naperville Rd., Suite 100	and Opinions Group, Lincoln International,	Northern Lights
Wheaton, IL 60189-5831	LLC (investment bank) since 2007.	Fund III (33 Funds)
(since 2015)
Trustee since 2015;
Indefinite Term

Inside (“Interested”) Trustee(1)

Robert S. Bacarella(2) (1949) (2 Funds)	Chairman & President of the Adviser	None.
1776-A S. Naperville Rd., Suite 100	since 1997.
Wheaton, IL 60189-5831
Director of Adviser since 1984.
Trustee & President since 1993;
Indefinite Term

Principal Executive Officer since 2002;
Indefinite Term

(1)	Trustees who are employees or officers of the Adviser receive no compensation from the Trust.
(2)	Mr. Robert J. Bacarella is the son of Mr. Robert S. Bacarella, President and Founder of the Adviser.

Additional information about the Trustees is available in the Trust’s State of Additional Information (“SAI”), which is available, without charge, by calling 1-800-MONETTA.

Trustees & Officers (Unaudited)	December 31, 2019

Name (Birth Year) (Funds Overseen)		Other Directorships
Mailing Address		Held by Trustees
Position(s) with Trust	Principal Occupation(s)	During the
Term of Position	During the Past Five Years	Past Five Years

Officers Who Are Not Trustees

Robert J. Bacarella(1) (1977) (2 Funds)	Vice President, Treasurer,	Not Applicable.
1776-A S. Naperville Rd., Suite 100	Chief Financial Officer, & Director
Wheaton, IL 60189-5831	of the Adviser since 2010.

Vice President since 2009;
Indefinite Term

Treasurer since 2010;
Indefinite Term

Secretary, Chief Financial Officer,
Principal Financial Officer & Principal
Accounting Officer since 2012;
Indefinite Term

Lawrence W. Clay (1967) (2 Funds)	Chief Compliance Officer for the	Not Applicable.
480 E. Swedesford Road, Suite 220	Adviser since 2018; Compliance
Wayne, PA 19087	Director, Chief Compliance Officer,
Cipperman Compliance Services,
Chief Compliance Officer	LLC since 2018; Chief Compliance Officer,
since 2018;	Great Valley Adviser Group (2016-2018);
Indefinite Term	Review & Control Manager, First Niagara
Investment Services (2013-2016).

(1)	Mr. Robert J. Bacarella is the son of Mr. Robert S. Bacarella, President and Founder of the Adviser.

Notice to Shareholders (Unaudited)	December 31, 2019

Tax Information

For the fiscal year ended December 31, 2019, certain dividends paid by the Funds may be reported as qualified dividend income and may be eligible for taxation at capital gain rates. The percentage of dividends declared from ordinary income designed as qualified dividend income was 0.00% and 100.00% for the Monetta Fund and Monetta Core Growth Fund, respectively.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2019 was 0.00% and 63.22% for the Monetta Fund and Monetta Core Growth Fund, respectively.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) was 0.00% and 68.97% for the Monetta Fund and Monetta Core Growth Fund, respectively.

Proxy Voting Policies and Proxy Voting Record

The Funds’ proxy voting policies and procedures, as well as its proxy voting record for the most recent 12-month period ended June 30, are available without charge, upon request, by contacting the Adviser at 1-800-MONETTA, or by writing to Monetta Financial Services, Inc., 1776-A South Naperville Rd., Suite 100, Wheaton, IL 60189. The Funds’ proxy voting record is also available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Form N-Q Holdings Information

The Funds file their complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household (“householding”). If you would like to opt out of householding or, once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-241-9772 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

Information about the Funds’ Trustees

The Statement of Additional Information (“SAI”) includes information about the Funds’ Trustees and is available without charge, upon request, by calling 1-800-MONETTA.

PRIVACY POLICY (Unaudited)

In order to provide the products and services of the Funds, we may collect nonpublic, personal information from you. We consider such information to be private and confidential and are committed to respecting your privacy and protecting your information.

We may collect nonpublic, personal information about you from the following sources:

•	information that you provide us on applications and other forms;
•	information that we generate to service your account, such as account statements; and
•	information that we may receive from third parties.

We do not disclose nonpublic, personal information about you without your authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds, including transfer agents and mailing services. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities and require third parties to treat your non-public personal information with the same high degree of confidentiality.

We restrict access to your nonpublic, personal information to those employees who need to know such information to provide products or services to you. We maintain certain physical, electronic and procedural safeguards that are designed to protect your nonpublic, personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Monetta Mutual Funds
1776-A South Naperville Road
Suite 100
Wheaton, IL 60189-5831

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.  The Registrant has not made any amendments to its code of ethics during the period covered by this report.  The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the Registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Marlene Z. Hodges and John L. Guy are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distributions calculations. There were no “other services” provided by the principal accountant. For the fiscal years ended December 31, 2019 and December 31, 2018, the Fund’s principal accountant was Cohen & Company, Ltd. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2019	FYE 12/31/2018
Audit Fees	$25,000	$25,000
Audit-Related Fees	$0	$0
Tax Fees	$7,000	$6,000
All Other Fees	$-	$-

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

The percentage of fees billed by Cohen & Company, Ltd applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2019	FYE 12/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2019	FYE 12/31/2018
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrant’s who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent public accountant. There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Monetta Trust

By (Signature and Title)     /s/Robert S. Bacarella
Robert S. Bacarella, Chief Executive Officer

Date    March 5, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)     /s/Robert S. Bacarella
Robert S. Bacarella, Chief Executive Officer

Date    March 5, 2020

By (Signature and Title)     /s/Robert J. Bacarella
Robert J. Bacarella, Chief Financial Officer

Date    March 5, 2020